AMALGAMATION AGREEMENT


THIS AMALGAMATION AGREEMENT dated as of the 20th of January, 2003.

B E T W E E N:

     GENTERRA INVESTMENT CORPORATION, a corporation formed under the laws of the Province of Ontario, (Ontario), (hereinafter referred to as "Genterra")

     OF THE FIRST PART - and -

     MIRTRONICS INC., a corporation incorporated under the laws of the Province of Ontario, (hereinafter referred as "Mirtronics") OF THE SECOND PART

THIS AGREEMENT WITNESSETH as follows:

                            ARTICLE ONE - DEFINITIONS

1.1 In this Agreement, the following terms shall have the following meanings, respectively:


     (a)  "Act" means the Business Corporations Act (Ontario), as amended;

     (b)  "Agreement"  means  this  Amalgamation   Agreement  and  includes  the
          schedules attached hereto;

     (c) "Amalgamation" means the amalgamation of the Amalgamating Corporations as contemplated in the Agreement;

     (d)  "Amalgamating Corporations" means Genterra and Mirtronics;

     (e) "Amalgamated Corporation" means the corporation continuing from the amalgamation of the Amalgamating Corporations;

     (f)  "Articles  of   Amalgamation"   means  the  Articles  of  Amalgamation
          contemplated in section 6.1 hereof;

     (g) "Certificate of Amalgamation" means the certificate of amalgamation to be issued to the Amalgamated Corporation pursuant to the Act;

     (h) "Effective Date" means the date on which the conditions to the Amalgamation, and all steps to implement the Amalgamation as set forth in this Agreement are taken and satisfied;

     (i)  "Genterra   Class  A  Share"  means  a  Class  A  subordinate   voting
          participating share without par value in the capital of Genterra;

     (j) "Genterra Class B Share" means a Class B multiple voting participating share without par value in the capital of Genterra;

     (k)  "Genterra    Class   D   Series   1   Share"   means   a   non-voting,
          non-participating, non-cumulative, redeemable Class D preferred share, Series 1 in the capital of Genterra;

     (l)  "Genterra    Class   D   Series   2   Share"   means   a   non-voting,
          non-participating, non-cumulative, redeemable Class D preferred share, Series 2 in the capital of Genterra;

     (m) "Genterra Class E Share" means a non-voting, non-participating, $0.14 cumulative, redeemable Class E preferred share in the capital of Genterra;

     (n)  "Genterra    Class   F   Series   1   Share"   means   a   non-voting,
          non-participating, $0.06 cumulative, redeemable, convertible Class F preferred share Series 1 in the capital stock of Genterra;

     (o) "Genterra Series 1 Share" means a non-voting, non-participating, $0.0084 cumulative, redeemable Series 1 Preference Share in the capital stock of Genterra;

     (p) "Genterra Special Share" means a voting, non-participating, redeemable special share without par value in the capital of Genterra;

     (q)  "Genterra Warrant" means a warrant enabling the holder to purchase one
          (1) Genterra Class A Share and 0.7 Genterra Series 1 Share at the price of $0.28 per share prior to March 26, 2004;

     (r) "Mirtronics Common Share" means a Common share without par value in the capital of Mirtronics; and

     (s)  "Mirtronics   Class  B   Preference   Share"   means   a   non-voting,
          non-participating, remeedable, non-cumulative Class B Preference share in the capital of Mirtronics.

                           ARTICLE TWO - AMALGAMATION



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2.1      Agreement

     The  Amalgamating   Corporations  agree  to  amalgamate   pursuant  to  the
provisions of the Act as of the Effective Date and to continue as one corporation on the terms and conditions herein described.

2.2      Effective Date of Amalgamation

     On the Effective Date that the Amalgamation becomes effective and the Amalgamating Corporations are amalgamated and continue as one corporation under the terms and conditions of this Agreement, the Amalgamated Corporation shall possess all of the property, rights, privileges and franchises and shall be subject to all of the liabilities, contracts, disabilities and debts of each of the Amalgamating Corporations.

                     ARTICLE THREE - AMALGAMATED CORPORATION

3.1      Name

     The name of the Amalgamated Corporation shall be Genterra Inc., or such other name as may be approved.

3.2      Registered Office

     The registered office of the Amalgamated Corporation shall be in the Municipality of Metropolitan Toronto in the Province of Ontario. The address of the registered office of the Amalgamated Corporation in the Municipality of Metropolitan Toronto shall be 106 Avenue Road, Toronto, Ontario, M5R 2H3.

3.3      Directors

     (a)  Number:

     The board of directors of the Amalgamated Corporation shall, until otherwise changed in accordance with the Act, consist of a minimum of three (3) and a maximum of fifteen (15) directors;

     (b)  First Directors:

     The first directors of the Amalgamated Corporation shall be the persons whose names and addresses appear below:


Full Name             Residence Address

Mark I. Litwin        20 Ormsby Crescent, Toronto, Ontario, M5P 2V3

Morton Litwin         113 McMorran Crescent, Thornhill, Ontario, L4J 2T4

Irwin Singer          1 Green Valley Road, North York, Ontario, M2P 1A4

Stan Abramowitz       11 Bronte Road, Thornhill, Ontario, L3T 7H6

Alan Kornblum         6 Tillingham Keep, Downsview, Ontario, M3H 6A2

     Each of the foregoing is a resident Canadian. The said first directors shall hold office until their successors are elected or appointed. The election of the subsequent directors shall take place yearly at the annual meeting of shareholders of the Amalgamated Corporation and shall be by a show of hands unless a ballot is demanded by a shareholder, in accordance with s.103 of the Act.

3.4 Business

     There shall be no restrictions on the business that the Amalgamated Corporation may carry on.

3.5 Authorized Capital

     (a) The authorized share capital of the Amalgamated Corporation shall consist of:

          (i) an unlimited number of Class A subordinate voting participating shares without par value (the "Class A Shares");



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          (ii) an  unlimited  number of Class B  multiple  voting  participating shares without par value (the "Class B Shares");

          (iii)an unlimited number of preference shares without par value (the "Class C Preferred Shares");

          (iv) an unlimited number of preferred shares without par value issuable in series (the "Class D Preferred Shares");

          (v) an unlimited number of preferred shares without par value (the "Class E Preferred Shares);

          (vi) an unlimited number of preferred shares without par value issuable in series (the "Class F Preferred Shares);

          (vii)an unlimited number of preference shares without par value (the "Series 1 Preference Shares"); and

          (iv) an unlimited number of special shares without par value (the "Special Shares").

     (b) The rights, privileges, restrictions and conditions attaching to the Class A Shares and the Class B Shares are set out in Exhibit "1" annexed hereto.


     (c) The rights, privileges, restrictions and conditions attaching to the Class C Preferred Shares (the "Class C Preferred Shares") are set out in Exhibit "2" annexed hereto.

     (d) The rights, privileges, restrictions and conditions attaching to the Class D Preferred Shares and to the first and second series thereof (the "Class D Preferred Shares, Series 1", and the "Class D Preferred Shares, Series 2") are set out in Exhibit "3" annexed hereto.

     (e) The rights, privileges, restrictions and conditions attaching to the Class E Preferred Shares are set out in Exhibit "4" annexed hereto.

     (f) The rights, privileges, restrictions and conditions attaching to the Class F Preferred Shares, and to the first series thereof (the "Class F Preferred Shares, Series 1") are set out in Exhibit "5" annexed hereto.

     (g) The rights, privileges, restrictions and conditions attaching to the Series 1 Preference Shares are set out in Exhibit "6" annexed hereto.

     (h) The rights, privileges, restrictions and conditions attaching to the Special Shares are set out in Exhibit "7" annexed hereto.

3.6      Restrictions on Transfer

     There shall be no restrictions on the issue, transfer or ownership of shares of the Amalgamated Corporation.

3.7      By-laws

     The by-laws of Genterra shall, to the extent not inconsistent with this Agreement, be the by-laws of the Amalgamated Corporation. A copy of such by-laws may be examined at 106 Avenue Road, Toronto, Ontario, M5R 2H3.

                                 ARTICLE FOUR -
                 ISSUE OF SHARES BY THE AMALGAMATED CORPORATION

4.1      Issue of Shares

     The shares in the capital of the Amalgamating Corporations which are issued and outstanding immediately prior to the date of the issuance of a Certificate of Amalgamation pursuant to the provisions of the Act shall, on and from such last mentioned date, be converted into issued and outstanding shares in the capital of the Amalgamated Corporation as follows:

     (a) the 4,865,187 issued and outstanding Genterra Class A Shares shall be converted into an aggregate of 4,865,187 issued and fully paid Class A Shares of the Amalgamated Corporation, on a one for one basis;

     (b) the 484,012 issued and outstanding Genterra Class B Shares shall be converted into an aggregate of 484,012 issued and fully paid Class B Shares of the Amalgamated Corporation, on a one for one basis;

     (c) the 2,475,009 issued and outstanding Genterra Class D Series 1 Shares shall be converted into an aggregate of 2,475,009 issued and fully paid Class D Preferred Shares Series 1 of the Amalgamated Corporation, on a one for one basis;

     (d) the 810,059 issued and outstanding Genterra Class D Series 2 Shares shall be converted into an aggregate of 810,059 issued and fully paid Class D Preferred Shares, Series 2 of the Amalgamated Corporation, on a one for one basis;

     (e) the 115,258 issued and outstanding Genterra Class E Shares shall be converted into an aggregate of 115,258 issued and fully paid Class E Preferred Shares of the Amalgamated Corporation, on a one for one basis;

     (f) the 500,000 issued and outstanding Genterra Class F Shares shall be converted into an aggregate of 610,000 issued and fully paid Class F Preferred Shares of the Amalgamated Corporation, on the basis of 1.22 Class F Preferred Shares for each one Genterra Class F Share;

     (g) the 1,935,292 issued and outstanding Genterra Series 1 Shares shall be converted into an aggregate of 1,935,292 issued and fully paid Series 1 Preference Shares of the Amalgamated Corporation, on a one for one basis;

     (h) the 500,000 issued and outstanding Genterra Special Shares shall be converted into an aggregate of 500,000 issued and fully paid Special Shares of the Amalgamated Corporation, on a one for one basis;

     (i)  the  712,500  issued  and  outstanding   Genterra  Warrants  shall  be
          converted into an aggregate of 712,500 issued warrants of the Amalgamated Corporation, on a one for one basis;

     (j) the 12,867,581 issued and outstanding Mirtronics Common Shares shall be converted into an aggregate of 16,084,476 issued and fully paid Class A Shares of the Amalgamated Corporation, on the basis of 1.25 Class A Shares for each one Mirtronics Common Share;

     (k) the 1,709,115 issued and outstanding Mirtronics Class B Preferred Shares shall be converted into an aggregate of 1,709,115 issued and fully paid Class C Preferred Shares of the Amalgamated Corporation, on a one for one basis; and

     (l) each option granted by Mirtronics to purchase Mirtronics Common Shares pursuant to the Mirtronics Stock Option Plan, shall be cancelled.

4.2      Stated Capital

     The stated capital of the Amalgamated Corporation shall be equal to the aggregate of the stated capitals of the Amalgamating Corporations immediately prior to the Amalgamation becoming effective.

4.3               Fractional Shares

         No fractional shares of the Amalgamated Corporation will be issued. Shareholders who are entitled to a fraction of a share will receive a full share in respect thereof.

                                 ARTICLE FIVE -
                      CONDITIONS PRECEDENT TO AMALGAMATION

5.1      Conditions Precedent to Amalgamation

     Notwithstanding anything to the contrary contained herein, the respective obligations of Genterra and Mirtronics to complete the transactions contemplated by this agreement and to file Articles of Amalgamation to give effect to the Amalgamation shall be subject to the satisfaction of the following conditions:

     (a) this Agreement, with or without amendment, shall have been adopted and approved by special resolutions passed at special meetings of the shareholders of each of Genterra and Mirtronics, both called and held in accordance with the provisions of applicable laws, and in addition by a majority of the votes cast by shareholders other than Fred A.. Litwin and his respective associates;

     (b) all other consents, orders, regulations and approvals, including regulatory approvals and orders, required or necessary or desirable for the completion of the transactions provided for in this agreement shall have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances;

     (c) there shall not be in force any order or decree restraining or enjoining the consummation of the transactions contemplated by this agreement; and

     (d) none of the consents, orders, regulations or approvals contemplated herein shall contain terms or conditions or require undertakings or securities deemed unsatisfactory or unacceptable by the parties hereto.

                                  ARTICLE SIX -
                            ARTICLES OF AMALGAMATION

6.1      Filing

     Upon the directors and shareholders of each of the Amalgamating Corporations approving this Agreement by special resolution in accordance with the Act, and all other conditions to the Amalgamation being satisfied, the Amalgamating Corporations shall jointly file with the Director under the Act, Articles of Amalgamation and such other documents as may be required for the purpose of giving effect to the Amalgamation.

6.2      Termination

     This Agreement may, prior to the endorsement of the Certificate of Amalgamation, be terminated by resolution of the board of directors of either of the Amalgamating Corporations notwithstanding the approval of this Agreement by the shareholders of both of the Amalgamating Corporations, at any time prior to the endorsement of a Certificate of Amalgamation under the Act insofar as this Agreement relates to the Amalgamating Corporation in question.

6.3      Amendments

     This Agreement may, prior to the endorsement of the Certificate of Amalgamation, be amended by resolution of the board of directors of each of the Amalgamating Corporations, without further approval of the shareholders of each of the Amalgamating Corporations.


                             ARTICLE SEVEN - GENERAL

7.1      Assets and Liabilities

     The Amalgamated Corporation shall possess all the property, rights, privileges and franchises, as they exist immediately before the Amalgamation, and shall be subject to all the liabilities, including civil, criminal and quasi-criminal, and all contracts, disabilities and debts of each of the Amalgamating Corporations, as they exist immediately before the Amalgamation.

7.2      Registrar and Transfer Agent

     The registrar and transfer agent for the shares of the Amalgamated Corporation shall be Computershare Trust Company of Canada, at its principal office in the City of Toronto.

7.3      Auditors

     The auditors of the Amalgamated Corporation shall be Kraft, Berger Grill, Schwartz. Cohen & March LLP, Chartered Accountants.

7.4      Fiscal Year End

     The fiscal year end of the Amalgamated Corporation shall be September 30, in each year, commencing September 30, 2003, until changed by resolution of the board of directors.

7.5      Modifications

     Each of the Amalgamating Corporations may, by special resolution (as defined in the Act) of each of them, assent to any alteration or modification of this Agreement.

7.6      Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.


7.7      Execution in Counterpart

     This Agreement may be executed in counterparts all of which taken together shall constitute this Agreement.

7.8      Entire Agreement

     This Agreement constitutes the entire agreement among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings, oral and written between the parties thereto with respect to the subject matter hereof.

IN WITNESS WHEREOF this Amalgamation Agreement has been executed by the parties hereto.

                                            GENTERRA INVESTMENT CORPORATION



                                            By:      [Signed]
                                                     Secretary



                                            MIRTRONICS INC.



                                            By:      [Signed]
                                                     Secretary


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                                  EXHIBIT "1"

                      CLASS A SUBORDINATE VOTING SHARES AND
                         CLASS B MULTIPLE VOTING SHARES,

     The rights, privileges, restrictions and conditions attaching to the Class A subordinate voting participating convertible shares without par value (the "Class A Shares"), and the Class B multiple voting participating convertible shares without par value (the "Class B Shares")

1.                Dividends

     Subject as hereinafter provided the holders of the Class A Shares and the holders of the Class B Shares shall be entitled to receive, and the Corporation shall pay thereon, such dividends in such amounts per share on each such class of shares as the directors in their discretion may declare out of the moneys of the Corporation properly applicable to the payment of dividends; the holders of the Class A Shares shall be entitled to receive in each fiscal year of the Corporation, when and as declared by the board of directors, non-cumulative dividends at the rate of one-half cent (0.5(cent)) per Class A Share, and no dividends shall be declared and paid or set aside for payment on the Class B Shares in any fiscal year unless and until dividends at the rate of one-half cent (0.5(cent)) per share for such year shall have been paid on the Class A Shares for the time being outstanding or shall have been declared and set aside for such payment; the said dividends at the rate of one-half cent (0.5(cent)) per Class A Share shall be non-cumulative whether or not earned, and if in any fiscal year the board of directors in its discretion shall not declare the said dividends or any part thereof on the Class A Shares, then the right of the holders of the Class A Shares to such dividends or any greater dividend for such fiscal year shall be forever extinguished; whenever in any fiscal year of the Corporation a dividend or dividends aggregating one-half cent (0.5(cent)) a share shall have been paid or declared and set aside for payment on all the Class A Shares at the time outstanding, any and all further dividends declared in such year shall be declared and paid in equal amounts per share and at the same time on all Class A Shares and all Class B Shares at the time outstanding without preference or distinction;

2.                CHANGE IN NUMBER

     No subdivision, redivision, consolidation or other change in the number of Class A Shares or the number of Class B Shares effected by an amendment to the Articles of the Corporation shall be made unless contemporaneously therewith the Class A Shares and the Class B Shares are subdivided, redivided, consolidated or changed in the same manner.

3.                VOTING RIGHTS AND NOTICE

     (a) The holders of the Class A Shares shall be entitled to receive notice of. attend, speak and vote at any meeting of the shareholders of the Corporation, except for a meeting at which only holders of another class or series of shares are entitled to vote by separate class vote, and the holders of the Class A Shares shall be entitled at any such first mentioned meeting to one
(1) vote for each Class A Share held.

     (b) The holders of the Class B Shares shall be entitled to receive notice of, attend and speak at any meeting of the shareholders of the Corporation, except for a meeting at which only holders of another class or series of shares are entitled to vote by separate class vote, and the holders of the Class B Shares shall be entitled at any such meeting to eight (8) votes for each Class B Share held.

4.                DISSOLUTION

     Subject to the prior rights of the holders of the preference shares and the shares of any other class ranking senior to the Class A Shares, and the Class B Shares and subject to the payment of all dividends which have been declared on the Class A Shares, and/or the Class B Shares, but remain unpaid, in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Class A Shares and the Class B Shares shall be entitled to receive the remaining assets of the Corporation in equal amounts per share, without preference or distinction.

5.                CONVERSION OF CLASS B SHARES

     (a) Each holder of a Class B Share shall be entitled at his option, at any time and from time to time, to have all or any number of the Class B Shares held by him converted into Class A Shares on the basis of one Class A Share for each Class B Share in respect of which the conversion right is exercised. Such conversion right shall be exercised by notice in writing given to Corporation's transfer agent (the "Transfer Agent") accompanied by the certificate representing the Class B Shares in respect of which the holder desires to exercise such right of conversion and such notice shall be executed by the person registered on the books of the Corporation as the holder of the Class B Shares or his duly authorized attorney and shall specify the number of Class B Shares which the holder desires to have converted. The holder shall pay any governmental or other tax imposed on, or in respect of, such conversion. Upon receipt by the Transfer Agent of such notice and certificate, the Amalgamated Corporation shall issue, or cause to be issued, to the holder so exercising the conversion right in respect of Class B Shares, a certificate representing Class A Shares on the basis aforesaid and in accordance with the provisions hereof. If less than all the Class B Shares represented by any certificate are to be converted, the holder shall be entitled to receive a new certificate representing the number of Class B Shares represented by the original certificate which are not to be converted.

6. CONVERSION OF CLASS A SHARES

     (a)  For the purposes of paragraphs i. to vii.:

          (i) "Affiliate" has the meaning assigned by the Securities Act (Ontario) as amended from time to time;

          (ii) "Associate" has the meaning assigned by the Securities Act (Ontario) as amended from time to time;

          (iii)"Conversion Period" means the period of time commencing on the eighth day after the Offer Date and terminating on the Expiry Date;

          (iv) "Exclusionary Offer" means a General Offer unless an identical offer, in terms of price per share and percentage of shares to be taken up exclusive of shares owned immediately prior to the General Offer by the Offeror, and in all other material respects, concurrently is made to purchase Class A Shares, which identical offer has no condition attached other than the right not to take up and pay for shares tendered if no shares are purchased pursuant to the General Offer;

          (v) "Expiry Date" means the last date upon which holders of Class B Shares may accept an Exclusionary Offer;

          (vi) "General Offer" means an offer to purchase Class B Shares that must, by reason of applicable securities legislation or the requirement of a stock exchange on which the Class B Shares are listed, be made to all or substantially all holders of Class B Shares who are in a province of Canada to which the requirement applies;

          (v) "Offer Date" means the date on which an Exclusionary Offer is made;

          (vi) "Offeror" means a person or company that makes a General Offer (the "bidder"), and includes any associate or affiliate of the bidder or any person or company that is disclosed in the offering document to be acting jointly or in concert with the bidder; and

          (vii)"Transfer Agent" means the transfer agent for the time being of the Class B Shares.

     (b) Subject to paragraph (d), if an Exclusionary Offer is made, each outstanding Class A Share shall be convertible into one Class B Share at the option of the holder during the Conversion Period. The conversion right may be exercised by delivery to the Transfer Agent during the Conversion Period of the share certificate or certificates representing the Class A Shares which the holder desires to convert accompanied by a written notice duly executed by such holder or his attorney duly authorized in writing, which notice shall specify the number of Class A Shares which the holder desires to have converted. The holder shall pay any governmental or other tax imposed on or in respect of such conversion. Upon receipt by the transfer Agent of such notice and share certificate or certificates, the Amalgamated Corporation shall issue a share certificate representing fully-paid Class B Shares as above prescribed and in accordance with paragraph
          (c). If share certificates are to be converted the holder shall be entitled to receive a new share certificate representing in the aggregate the number of Class A Shares represented by the original share certificate which are not to be converted.

     (c)  An election to exercise the conversion right provided for in paragraph
          (b) shall be deemed to also constitute an election to accept the Exclusionary Offer and to not exercise any right of withdrawal under the offer unless the holder or his duly authorized attorney instructs the Transfer Agent to the contrary in writing, in which case the Transfer Agent shall comply with such instruction and the Amalgamated Corporation shall issue and the Transfer Agent shall deliver to the holder a share certificate representing the Class B Shares resulting from the conversion. Subject to any such instruction to the contrary, the Transfer Agent, on behalf of the holders of the converted shares, shall tender under the offer a certificate or certificates representing the Class B Shares into which the Class A Shares have been converted. Upon completion of the offer, the Transfer Agent shall deliver to the holders entitled thereto all consideration paid by the Offeror pursuant to the offer. If the offer is not completed, or if less than all converted shares are taken up and paid for pursuant to the offer, the Amalgamated Corporation shall issue and the Transfer Agent shall deliver to the holders whose shares have been converted and tendered share certificates representing the Class B Shares that have not been taken up and paid for pursuant to the offer. The Amalgamated Corporation shall make all arrangements with the Transfer Agent necessary or desirable to give effect to this paragraph (c).

     (d) Subject to paragraph (e) the conversion right provided for in paragraph (b) shall not come into effect if within seven days after the Offer Date there is delivered to the Transfer Agent and to the Secretary of the Amalgamated Corporation a certificate or certificates signed by or on behalf of one or more shareholders of the Amalgamated Corporation owning in the aggregate more than 50% of the outstanding Class B Shares, exclusive of shares owned immediately prior to the Exclusionary Offer by the Offeror, which certificate or certificates shall, in the case of each such shareholder, confirm:


          (i)  the number of Class B Shares owned by the shareholder:

          (ii) that such shareholder is not making the offer and is not an associate or affiliate of, or acting jointly or in concert with, the person or company making the offer;

          (iii)that such shareholder shall not accept the offer, including any varied form of the offer, without giving the transfer Agent and the Secretary of the Amalgamated Corporation written notice of such intention at least seven days prior to the Expiry Date; and

          (iv) that such shareholder shall not transfer any Class B Shares, directly or indirectly, prior to the Expiry Date without giving the Transfer Agent and the Secretary of the Amalgamated Corporation written notice of such transfer or intended transfer at least seven days prior to the Expiry Date, which notice shall state the names of the transferees and the number of Class B Shares transferred or to be transferred to each transferee.

     (e) If a notice referred to in sub-clause d(iii) or d(iv) is given and the conversion right provided for in paragraph (b) has not come into effect, the Transfer Agent shall either forthwith upon receipt of the notice or forthwith after the seventh day following the Offer Date, whichever is later, make a determination as to whether there are subsisting certificates that comply with clause (d) from shareholders of the Amalgamated Corporation who own in the aggregate more than 50% of the outstanding Class B Shares, exclusive of shares owned immediately prior to the offer by the Offeror, and for the purpose of this determination the transaction that is the subject of such notice shall be deemed to have taken place at the time of the determination. If the Transfer Agent determines that there are not such subsisting certificates, sub-clause (d)(iv) shall cease to apply and the conversion right provided for in paragraph (b) shall be in effect for the remainder of the Conversion Period.

     (f) As soon as reasonably possible after the seventh day after the Offer Date, the Amalgamated Corporation shall send to each holder of Class A Shares a notice advising the holders that they are entitled to convert their Class A Shares into Class B Shares and the reasons therefor. If such notice discloses that they are not so entitled but it is subsequently determined that they are so entitled by virtue of paragraph (e) or otherwise, the Amalgamated Corporation shall forthwith send another notice to them advising them of the fact and the reasons therefor.

     (g) If a notice referred to in paragraph (f) discloses that the conversion right has come into effect, the notice shall include a description of the procedure to be followed to effect the conversion and to have the converted shares tendered under the offer, and the notice shall be accompanied by a copy of the offer and all other material sent to holders of Class B Shares in respect of the Offer; and as soon as reasonably possible after any additional material, including a notice of variation, is sent to the holders of Class B Shares in respect of the offer, the Amalgamated Corporation shall send a copy of such additional material to each holder of Class A Shares.

7.                RANK

     The Class A Shares and the Class B Shares shall rank junior to the preference shares.





                                 x x x x x x x x

                                   EXHIBIT "2"

                            CLASS C PREFERRED SHARES

     The shares without par value designated, as a class, Class C Preferred Shares (the "Class C Preferred Shares") shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions.

1. The Class C Preferred Shares may at any time and from time to time be issued in one (1) or more series, each series to consist of such number of shares as may, before the issue thereof, be fixed by resolution of the board of directors of the Corporation.

2. The board of directors of the Corporation shall by resolution duly passed before the issue of any Class C Preferred Shares of any series, determine the designation, rights, privileges, restrictions and conditions to be attached to the Class C Preferred Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or amount of preferential dividends, the date or dates and place or places of payment thereof, the consideration and the terms and conditions of any purchase for cancellation or redemption thereof, conversion or exchange rights (if any), the terms and conditions of any share purchase plan or sinking fund and the restrictions (if any) respecting payment of dividends on any shares ranking junior to the Class C Preferred Shares.

3. The Class C Preferred Shares of each series shall, with respect to priority in payment of dividends and the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs be entitled to a preference over the Class A Subordinate Voting Shares and Class B Shares or any of them, the Class D Preferred Shares and over any other shares ranking junior to the Class C Preferred Shares and the Class C Preferred Shares of each series may also be given such other preferences over the Class A Subordinate Voting Shares and Class B Shares or any of them, the Class D Preferred Shares and any other shares ranking junior to the Class C Preferred Shares as may be determined as to the respective series authorized to be issued.

4. The Class C Preferred Shares of each series shall rank on a parity with the Class C Preferred Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

5. The holders of the Class C Preferred Shares of each series shall be entitled to receive and the Corporation shall pay thereon as and when declared by the board of directors out of the monies of the Corporation properly applicable to the payment of dividends, preferential dividends, at such rate and on such date or dates as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the Class C Preferred Shares of such series, payable either in cash or in shares, or partly in one and partly in the other. Cheques of the Corporation payable at par at any branch of the Corporation's banker for the time being in Canada shall be issued in respect of cash dividends.

6. In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Class C Preferred Shares of each series shall be entitled to receive for each Class C Share held by them, respectively, a sum equivalent to the result obtained when the stated capital account for the Class C Preferred Shares of such series its divided by the number of issued and outstanding Class C Preferred Shares of such series together with all dividends (if any) unpaid thereon up to the date of distribution before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A Subordinate Voting Shares and Class B Shares or any of them or the Class D Preferred Shares or shares of any other class ranking junior to the Class C Preferred Shares. After payment to holders of the Class C Preferred Shares of each series of the amount so payable to them they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

7. Subject to the provisions of clause 6 and subject to the rights, privileges, restrictions and conditions attaching to the Class C Preferred Shares of any series, the Corporation may at any time or times purchase (if obtainable) for cancellation all or any part of the Class C Preferred Shares of any series outstanding form time to time in the market (including purchase through or from an investment dealer or firm holding membership on a recognized stock exchange) or by invitation for tenders addressed to all the holders of record of the Class C Preferred Shares of such series outstanding at the lowest price or prices at which, in the opinion of the directors, such shares are obtainable but not exceeding the price at which, at the date of purchase, such shares are redeemable as provided in clause 8 without reference to the price payable by the Corporation pursuant to any compulsory purchase or retirement obligation imposed upon the Corporation (including accrued and unpaid preferential dividends as provided in the said clause 8) and costs of purchase. If upon any invitation for tenders under the provisions of this clause the Corporation receives tenders of Class C Preferred Shares of such series at the same lowest price which the Corporation is willing to pay in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Class C Preferred Shares of such series so tendered which the Corporation determines to purchase at such price shall be purchased at nearly as may be pro rata (disregarding fractions) in proportion to the number of Class C Preferred Shares of such series so tendered by each of the holders of Class C Preferred Shares of such series who submitted tenders at the said same lowest price.

8. Subject to the rights, privileges, restrictions and conditions attaching to the Class C Preferred Shares of any series, the Corporation may upon giving notice as hereinafter provided redeem at any time the whole or from time to time any part of the then outstanding Class C Preferred Shares of any series on payment for each shares to be redeemed of a sum equivalent to the result obtained when the stated capital account for the Class C Preferred Shares of such series is divided by the number of issued and outstanding shares of such series together with such premium (if any) as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the shares of such series together with all declared and unpaid dividends (if any) thereon up to the date fixed for redemption.

9. In any case of redemption of Class C Preferred Shares of any series under the provision of clause 8 the Corporation shall, at least ten (10) days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of Class C Preferred Shares of such series to be redeemed, a notice in writing of the intention of the Corporation to redeem such last mentioned shares. Such notice shall be mailed in an envelope, postage prepaid, addressed to each such shareholder at his address as it appears on the books of the Corporation or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder, provided, however, the accidental failure or omission to give any such notice (1) or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the redemption price and the date of which redemption is to take place and if part only of the Class C Shares of such series held by the persons to whom it is addressed is to be redeemed the number thereof so to be redeemed. On or after the date so specified for redemption the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class C Preferred Shares of such series to be redeemed the redemption price thereof on presentation and surrender, at the registered office of the Corporation or any other place within Canada designated in such notice, of the certificates representing the Class C Preferred Shares of such series so called for redemption. Such payment shall be made by cheques payable at par at any branch of the Corporation's bankers for the time being in Canada. If a part only of the Class C Preferred Shares of such series represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. On the date fixed for redemption, the Class C Preferred Shares of such series to be redeemed are thereupon redeemed and cancelled as of the date so fixed for redemption and the holders thereof have no rights whatsoever against the Corporation in respect of the presentation of certificates representing the Class C Preferred Shares of such series to be redeemed, payment of the redemption price therefor without interest.

10. The holders of Class C Preferred Shares shall be entitled to receive copies of the annual financial statements of the Corporation and the auditors' report thereon to be submitted to the shareholders of the Corporation at annual meetings but the holders of Class C Preferred Shares shall not be entitled as such, except as hereinafter and in the Business Corporations Act specifically provided, to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting but shall be entitled to receive notice of meetings of shareholder of the Corporation called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

11. The approval of the holders of the Class C Preferred Shares to delete or vary any rights, privilege, restriction or condition attaching to the Class C Preferred Shares as a class or any other matter requiring the approval or consent of the holders of Class C Preferred Shares, as a class, may be given by at least two-thirds (2/3) of the votes cast at a meting of the holders of the Class C Preferred Shares duly called for the purpose and held upon at least twenty-one (21) days' notice.


                                   XXXXXXXXXX

                       CLASS C PREFERRED SHARES, SERIES 1

     The first series of Class C Preferred Shares designated as Non-Voting, Not-Participating, Redeemable, Non-Cumulative, Class C Preferred Shares, Series 1 (the "Class C, Series 1 Shares") shall consist of an unlimited number of shares without par value, and, in addition to the rights, privileges restrictions and conditions attached to the Class C Preferred Shares as a class, shall have attached thereto rights, privileges, restrictions and conditions substantially as hereinafter set forth, that is to say:

1. DIVIDENDS

     1.1 Payment of Dividends

     The holders of the Class C, Series 1 Shares shall be entitled to receive and the Corporation shall pay thereon as and when declared by the Board of Directors out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of $0.026 cents per Class C, Series 1 Share, payable annually on dates in each fiscal year of the Corporation to be fixed from time to time by resolution of the Board of Directors. The holders of the Class C, Series 1 Shares shall not be entitled to any dividend other than or in excess of the said dividends herein provided. The Board of Directors of the Corporation shall be entitled from time to time to declare part of the said fixed preferential non-cumulative dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If within (4) months after the expiration of any fiscal year of the Corporation the Board of Directors in its discretion shall not have declared the said dividend or any part thereof on the Class C, Series 1 Shares for such fiscal year then the rights of the holders of the Class C, Series 1 Shares to such dividend or to any undeclared part thereof for such fiscal year shall be forever extinguished.

     1.2 Preferential Non-Cumulative Dividend

     No dividends shall at any time be declared or paid on or set aside for the Class A subordinate voting shares or the Class B multiple voting shares or any shares of any other class ranking junior to the Class C, Series 1 Shares for any fiscal year unless all dividends payable for such fiscal year of the Corporation on the Class C, Series 1 Shares then issued and outstanding shall have been declared and paid or provided for at the date of such declaration or payment or setting aside.

2. LIQUIDATION, DISSOLUTION OR WINDING-UP

     In the event of liquidation, dissolution or winding-up of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Class C, Series 1 Shares shall be entitled to receive for each such share a sum equivalent to the result obtained when the stated capital account for the Class C, Series 1 Shares is divided by the number of issued and outstanding
Class C, Series 1 Shares, together with all declared but unpaid dividends, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A subordinate voting shares, the Class B multiple voting shares, or shares of any other class ranking junior to the Class C, Series 1 Shares. After payment to the holders of the Class C, Series 1 Shares of the amount so payable to them as above provided they shall not be entitled to share in any further distribution of the property or assets of the Corporation.
3. PURCHASE FOR CANCELLATION

     The Corporation may at any time or times purchase for cancellation out of capital pursuant to the provisions of the Business Corporations Act, the whole or any part of the Class C, Series 1 Shares, at the lowest price at which, in the opinion of the directors, such shares are obtainable, but not exceeding the redemption price of the Class C, Series 1 Shares as hereinafter specified.

4. REDEMPTION

     The Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or part of the outstanding Class C, Series 1 Shares out of capital pursuant to the Business Corporations Act on payment for each share to be redeemed of the sum of $0.0833 per share, together with all declared but unpaid dividends thereon up to the date fixed for redemption. Not less than thirty day's notice in writing of such redemption shall be given by mailing such notice to the registered holders of the shares to be redeemed, specifying the date and place or places of redemption. On or after the dates so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class C, Series 1 Shares to be redeemed the redemption price thereof on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates representing the Class C, Series 1 Shares called for redemption. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, the Class C, Series 1 Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Class C, Series 1 Shares to deposit the redemption price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada, named in such notice, to be paid without interest to or to the order of the respective holders of such Class C, Series 1 Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same, and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class C, Series 1 Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively.

     In the event that only part of the Class C, Series 1 Shares is at any time to be redeemed, the shares so to be redeemed shall be selected pro rata (disregarding fractions) from among the holders of record thereof as at the date of the notice of redemption or in such other manner as the board of directors of the Corporation in its sole discretion may deem equitable.


5. NOTICE AND VOTING

     The holders of the Class C, Series 1 Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at any such meeting. The holders of the Class C, Series 1 Shares shall, however, be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

6. PREFERENTIAL RIGHTS

     The Class A subordinate voting shares, the Class B multiple voting shares and the Special Shares of the Corporation shall rank junior to the Class C, Series 1 Shares and shall be subject in all respects, to the rights, privileges, restrictions and limitations attaching to the Class C, Series 1 Shares.


                               * * * * * * * * * *

                                   EXHIBIT "3"

                            CLASS D PREFERRED SHARES

     The shares without par value designated, as a class, Class D Preferred Shares (the "Class D Preferred Shares") shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions.

1. The Class D Preferred Shares may at any time and from time to time be issued in one (1) or more series, each series to consist of such number of shares as may, before the issue thereof, be fixed by resolution of the board of directors of the Corporation.

2. The board of directors of the Corporation shall by resolution duly passed before the issue of any Class D Preferred Shares of any series, determine the designation, rights, privileges, restrictions and conditions to be attached to the Class D Preferred Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or amount of preferential dividends, the date or dates and place or places of payment thereof, the consideration and the terms and conditions of any purchase for cancellation or redemption thereof, conversion or exchange rights (if any), the terms and conditions of any share purchase plan or sinking fund and the restrictions (if any) respecting payment of dividends on any shares ranking junior to the Class D Preferred Shares.

3. The Class D Preferred Shares of each series shall, with respect to priority in payment of dividends and the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs be entitled to a preference over the Class A Subordinate Voting Shares and Class B Shares or any of them, and over any other shares ranking junior to the Class D Preferred Shares and the Class D Preferred Shares of each series may also be given such other preferences over the Class A Subordinate Voting Shares and Class B Shares or any of them, and any other shares ranking junior to the Class D Preferred Shares as may be determined as to the respective series authorized to be issued.

4. The Class D Preferred Shares of each series shall rank on a parity with the Class D Preferred Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

5. The holders of the Class D Preferred Shares of each series shall be entitled to receive and the Corporation shall pay thereon as and when declared by the board of directors out of the monies of the Corporation properly applicable to the payment of dividends, preferential dividends, at such rate and on such date or dates as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the Class D Preferred Shares of such series, payable either in cash or in shares, or partly in one and partly in the other. Cheques of the Corporation payable at par at any branch of the Corporation's banker for the time being in Canada shall be issued in respect of cash dividends.

6. In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Class D Preferred Shares of each series shall be entitled to receive for each Class D Share held by them, respectively, a sum equivalent to the result obtained when the stated capital account for the Class D Preferred Shares of such series its divided by the number of issued and outstanding Class D Preferred Shares of such series together with all dividends (if any) unpaid thereon up to the date of distribution before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A Subordinate Voting Shares and Class B Shares or any of them, or shares of any other class ranking junior to the Class D Preferred Shares. After payment to holders of the Class D Preferred Shares of each series of the amount so payable to them they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

7. Subject to the provisions of clause 6 and subject to the rights, privileges, restrictions and conditions attaching to the Class D Preferred Shares of any series, the Corporation may at any time or times purchase (if obtainable) for cancellation all or any part of the Class D Preferred Shares of any series outstanding form time to time in the market (including purchase through or from an investment dealer or firm holding membership on a recognized stock exchange) or by invitation for tenders addressed to all the holders of record of the Class D Preferred Shares of such series outstanding at the lowest price or prices at which, in the opinion of the directors, such shares are obtainable but not exceeding the price at which, at the date of purchase, such shares are redeemable as provided in clause 8 without reference to the price payable by the Corporation pursuant to any compulsory purchase or retirement obligation imposed upon the Corporation (including accrued and unpaid preferential dividends as provided in the said clause 8) and costs of purchase. If upon any invitation for tenders under the provisions of this clause the Corporation receives tenders of Class D Preferred Shares of such series at the same lowest price which the Corporation is willing to pay in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Class D Preferred Shares of such series so tendered which the Corporation determines to purchase at such price shall be purchased at nearly as may be pro rata (disregarding fractions) in proportion to the number of Class D Preferred Shares of such series so tendered by each of the holders of Class D Preferred Shares of such series who submitted tenders at the said same lowest price.

8. Subject to the rights, privileges, restrictions and conditions attaching to the Class D Preferred Shares of any series, the Corporation may upon giving notice as hereinafter provided redeem at any time the whole or from time to time any part of the then outstanding Class D Preferred Shares of any series on payment for each shares to be redeemed of a sum equivalent to the result obtained when the stated capital account for the Class D Preferred Shares of such series is divided by the number of issued and outstanding shares of such series together with such premium (if any) as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the shares of such series together with all declared and unpaid dividends (if any) thereon up to the date fixed for redemption.

9. In any case of redemption of Class D Preferred Shares of any series under the provision of clause 8 the Corporation shall, at least ten (10) days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of Class D Preferred Shares of such series to be redeemed, a notice in writing of the intention of the Corporation to redeem such last mentioned shares. Such notice shall be mailed in an envelope, postage prepaid, addressed to each such shareholder at his address as it appears on the books of the Corporation or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder, provided, however, the accidental failure or omission to give any such notice (1) or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the redemption price and the date of which redemption is to take place and if part only of the Class D Shares of such series held by the persons to whom it is addressed is to be redeemed the number thereof so to be redeemed. On or after the date so specified for redemption the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class D Preferred Shares of such series to be redeemed the redemption price thereof on presentation and surrender, at the registered office of the Corporation or any other place within Canada designated in such notice, of the certificates representing the Class D Preferred Shares of such series so called for redemption. Such payment shall be made by cheques payable at par at any branch of the Corporation's bankers for the time being in Canada. If a part only of the Class D Preferred Shares of such series represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. On the date fixed for redemption, the Class D Preferred Shares of such series to be redeemed are thereupon redeemed and cancelled as of the date so fixed for redemption and the holders thereof have no rights whatsoever against the Corporation in respect of the presentation of certificates representing the Class D Preferred Shares of such series to be redeemed, payment of the redemption price therefor without interest.

10. The holders of Class D Preferred Shares shall be entitled to receive copies of the annual financial statements of the Corporation and the auditors' report thereon to be submitted to the shareholders of the Corporation at annual meetings but the holders of Class D Preferred Shares shall not be entitled as such, except as hereinafter and in the Business Corporations Act specifically provided, to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting but shall be entitled to receive notice of meetings of shareholder of the Corporation called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

11. The approval of the holders of the Class D Preferred Shares to delete or vary any rights, privilege, restriction or condition attaching to the Class D Preferred Shares as a class or any other matter requiring the approval or consent of the holders of Class D Preferred Shares, as a class, may be given by at least two-thirds (2/3) of the votes cast at a meting of the holders of the Class D Preferred Shares duly called for the purpose and held upon at least twenty-one (21) days' notice.


                                   XXXXXXXXXX

                       CLASS D PREFERRED SHARES, SERIES 1

     The first series of Class D Preferred Shares designated as Non-Voting, Not-Participating, Redeemable, Non-Cumulative, Class D Preferred Shares, Series 1 (the "Class D, Series 1 Shares") shall consist of an unlimited number of shares without par value, and, in addition to the rights, privileges restrictions and conditions attached to the Class D Preferred Shares as a class, shall have attached thereto rights, privileges, restrictions and conditions substantially as hereinafter set forth, that is to say:

1. DIVIDENDS

     1.1 Payment of Dividends

     The holders of the Class D, Series 1 Shares shall be entitled to receive and the Corporation shall pay thereon as and when declared by the Board of Directors out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of $0.0023 cents per Class D, Series 1 Share, payable annually on dates in each fiscal year of the Corporation to be fixed from time to time by resolution of the Board of Directors. The holders of the Class D, Series 1 Shares shall not be entitled to any dividend other than or in excess of the said dividends herein provided. The Board of Directors of the Corporation shall be entitled from time to time to declare part of the said fixed preferential non-cumulative dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If within (4) months after the expiration of any fiscal year of the Corporation the Board of Directors in its discretion shall not have declared the said dividend or any part thereof on the Class D, Series 1 Shares for such fiscal year then the rights of the holders of the Class D, Series 1 Shares to such dividend or to any undeclared part thereof for such fiscal year shall be forever extinguished.

     1.2 Preferential Non-Cumulative Dividend


     No dividends shall at any time be declared or paid on or set aside for the Class A subordinate voting shares or the Class B multiple voting shares or any shares of any other class ranking junior to the Class D, Series 1 Shares for any fiscal year unless all dividends payable for such fiscal year of the Corporation on the Class D, Series 1 Shares then issued and outstanding shall have been declared and paid or provided for at the date of such declaration or payment or setting aside.

2. LIQUIDATION, DISSOLUTION OR WINDING-UP

     In the event of liquidation, dissolution or winding-up of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Class D, Series 1 Shares shall be entitled to receive for each such share a sum equivalent to the result obtained when the stated capital account for the Class D, Series 1 Shares is divided by the number of issued and outstanding
Class D, Series 1 Shares, together with all declared but unpaid dividends, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A subordinate voting shares, the Class B multiple voting shares, or shares of any other class ranking junior to the Class D, Series 1 Shares. After payment to the holders of the Class D, Series 1 Shares of the amount so payable to them as above provided they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

3. PURCHASE FOR CANCELLATION

     The Corporation may at any time or times purchase for cancellation out of capital pursuant to the provisions of the Business Corporations Act, the whole or any part of the Class D, Series 1 Shares, at the lowest price at which, in the opinion of the directors, such shares are obtainable, but not exceeding the redemption price of the Class D, Series 1 Shares as hereinafter specified.

4. REDEMPTION

     The Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or part of the outstanding Class D, Series 1 Shares out of capital pursuant to the Business Corporations Act on payment for each share to be redeemed of a sum equivalent to the result obtained when the stated capital account for the Class D, Series 1 Shares is divided by the number of issued and outstanding Class D, Series 1 Shares together with all declared but unpaid dividends thereon up to the date fixed for redemption. Not less than thirty day's notice in writing of such redemption shall be given by mailing such notice to the registered holders of the shares to be redeemed, specifying the date and place or places of redemption. On or after the dates so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class D, Series 1 Shares to be redeemed the redemption price thereof on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates representing the Class D, Series 1 Shares called for redemption. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, the Class D, Series 1 Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Class D, Series 1 Shares to deposit the redemption price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada, named in such notice, to be paid without interest to or to the order of the respective holders of such Class D, Series 1 Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same, and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class D, Series 1 Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively.

     In the event that only part of the Class D, Series 1 Shares is at any time to be redeemed, the shares so to be redeemed shall be selected pro rata (disregarding fractions) from among the holders of record thereof as at the date of the notice of redemption or in such other manner as the board of directors of the Corporation in its sole discretion may deem equitable.


5. NOTICE AND VOTING

     The holders of the Class D, Series 1 Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at any such meeting. The holders of the Class D, Series 1 Shares shall, however, be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

6. PREFERENTIAL RIGHTS

     The Class A subordinate voting shares, the Class B multiple voting shares and the Special Shares of the Corporation shall rank junior to the Class D, Series 1 Shares and shall be subject in all respects, to the rights, privileges, restrictions and limitations attaching to the Class D, Series 1 Shares.


                               * * * * * * * * * *

                       CLASS D PREFERRED SHARES, SERIES 2

     The second series of Class D Preferred Shares designated as Non-Voting, Not-Participating, Redeemable, Non-Cumulative, Class D Preferred Shares, Series 2 (the "Class D, Series 2 Shares") shall consist of an unlimited number of shares without par value, and, in addition to the rights, privileges restrictions and conditions attached to the Class D Preferred Shares as a class, shall have attached thereto rights, privileges, restrictions and conditions substantially as hereinafter set forth, that is to say:

1. DIVIDENDS

     1.1 Payment of Dividends

     The holders of the Class D, Series 2 Shares shall be entitled to receive and the Corporation shall pay thereon as and when declared by the Board of Directors out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of $0.0023 cents per Class D, Series 2 Share, payable annually on dates in each fiscal year of the Corporation to be fixed from time to time by resolution of the Board of Directors. The holders of the Class D, Series 2 Shares shall not be entitled to any dividend other than or in excess of the said dividends herein provided. The Board of Directors of the Corporation shall be entitled from time to time to declare part of the said fixed preferential non-cumulative dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If within (4) months after the expiration of any fiscal year of the Corporation the Board of Directors in its discretion shall not have declared the said dividend or any part thereof on the Class D, Series 2 Shares for such fiscal year then the rights of the holders of the Class D, Series 2 Shares to such dividend or to any undeclared part thereof for such fiscal year shall be forever extinguished.

     1.2 Preferential Non-Cumulative Dividend

     No dividends shall at any time be declared or paid on or set aside for the Class A subordinate voting shares or the Class B multiple voting shares or any shares of any other class ranking junior to the Class D, Series 2 Shares for any fiscal year unless all dividends payable for such fiscal year of the Corporation on the Class D, Series 2 Shares then issued and outstanding shall have been declared and paid or provided for at the date of such declaration or payment or setting aside.

2. LIQUIDATION, DISSOLUTION OR WINDING-UP

     In the event of liquidation, dissolution or winding-up of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Class D, Series 2 Shares shall be entitled to receive for each such share a sum equivalent to the result obtained when the stated capital account for the Class D, Series 2 Shares is divided by the number of issued and outstanding
Class D, Series 2 Shares, together with all declared but unpaid dividends, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A subordinate voting shares, the Class B multiple voting shares, or shares of any other class ranking junior to the Class D, Series 2 Shares. After payment to the holders of the Class D, Series 2 Shares of the amount so payable to them as above provided they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

3. PURCHASE FOR CANCELLATION

     The Corporation may at any time or times purchase for cancellation out of capital pursuant to the provisions of the Business Corporations Act, the whole or any part of the Class D, Series 2 Shares, at the lowest price at which, in the opinion of the directors, such shares are obtainable, but not exceeding the redemption price of the Class D, Series 2 Shares as hereinafter specified.

4. REDEMPTION

     The Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or part of the outstanding Class D, Series 2 Shares out of capital pursuant to the Business Corporations Act on payment for each share to be redeemed of a sum equivalent to the result obtained when the stated capital account for the Class D, Series 2 Shares is divided by the number of issued and outstanding Class D, Series 2 Shares together with all declared but unpaid dividends thereon up to the date fixed for redemption. Not less than thirty day's notice in writing of such redemption shall be given by mailing such notice to the registered holders of the shares to be redeemed, specifying the date and place or places of redemption. On or after the dates so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class D, Series 2 Shares to be redeemed the redemption price thereof on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates representing the Class D, Series 2 Shares called for redemption. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, the Class D, Series 2 Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Class D, Series 2 Shares to deposit the redemption price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada, named in such notice, to be paid without interest to or to the order of the respective holders of such Class D, Series 2 Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same, and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class D, Series 2 Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively.

     In the event that only part of the Class D, Series 2 Shares is at any time to be redeemed, the shares so to be redeemed shall be selected pro rata (disregarding fractions) from among the holders of record thereof as at the date of the notice of redemption or in such other manner as the board of directors of the Corporation in its sole discretion may deem equitable.


5. NOTICE AND VOTING

     The holders of the Class D, Series 2 Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at any such meeting. The holders of the Class D, Series 2 Shares shall, however, be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

6. PREFERENTIAL RIGHTS

     The Class A subordinate voting shares, the Class B multiple voting shares and the Special Shares of the Corporation shall rank junior to the Class D, Series 2 Shares and shall be subject in all respects, to the rights, privileges, restrictions and limitations attaching to the Class D, Series 2 Shares.


                               * * * * * * * * * *

                                   EXHIBIT "4"

                            CLASS E PREFERRED SHARES

     The Class E Preferred Shares designated as Non-Voting, Not-Participating, Redeemable, Cumulative, Class E Preferred Shares (the "Class E Shares") shall consist of an unlimited number of shares without par value, shall have attached thereto rights, privileges, restrictions and conditions substantially as hereinafter set forth, that is to say:

1. DIVIDENDS

     1.1 Payment of Dividends

     The holders of the Class E Shares shall be entitled to receive and the Corporation shall pay thereon as and when declared by the Board of Directors out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential cumulative cash dividends at the rate of $0.14 cents per Class E Share, payable annually on dates in each fiscal year of the Corporation to be fixed from time to time by resolution of the Board of Directors. The holders of the Class E Shares shall not be entitled to any dividend other than or in excess of the said dividends herein provided.

     1.2 Preferential Cumulative Dividend

     No dividends shall at any time be declared or paid on or set apart for the Class A subordinate voting shares, the Class B multiple voting shares or any shares of any other class ranking junior to the Class E Shares for any fiscal year unless all dividends up to and including the dividend payable for the last completed fiscal year of the Corporation on the Class E Shares then issued and outstanding shall have been declared and paid or provided for at the date of such declaration or payment or setting aside.

2. LIQUIDATION, DISSOLUTION OR WINDING-UP

     In the event of liquidation, dissolution or winding-up of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Class E Shares shall be entitled to receive for each such share a sum equivalent to the result obtained when the stated capital account for the Class E Shares is divided by the number of issued and outstanding Class E Shares, together with all unpaid cumulative dividends, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A subordinate voting shares, the Class B multiple voting shares, or shares of any other class ranking junior to the Class E Shares. After payment to the holders of the Class E Shares of the amount so payable to them as above provided they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

3. PURCHASE FOR CANCELLATION

     The Corporation may at any time or times purchase for cancellation out of capital pursuant to the provisions of the Business Corporations Act, the whole or any part of the Class E Shares, at the lowest price at which, in the opinion of the directors, such shares are obtainable, but not exceeding the redemption price of the Class E Shares as hereinafter specified.

4. REDEMPTION

     The Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or part of the outstanding Class E Shares out of capital pursuant to the Business Corporations Act on payment for each share to be redeemed of a sum equivalent to the result obtained when the stated capital account for the Class E Shares is divided by the number of issued and outstanding Class E Shares together with all unpaid cumulative dividends thereon, whether or not declared up to the date fixed for redemption. Not less than thirty day's notice in writing of such redemption shall be given by mailing such notice to the registered holders of the shares to be redeemed, specifying the date and place or places of redemption. On or after the dates so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class E Shares to be redeemed the redemption price thereof on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates representing the Class E Shares called for redemption. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, the Class E Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Class E Shares to deposit the redemption price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada, named in such notice, to be paid without interest to or to the order of the respective holders of such Class E Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same, and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class E Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively.

     In the event that only part of the Class E Shares is at any time to be redeemed, the shares so to be redeemed shall be selected pro rata (disregarding fractions) from among the holders of record thereof as at the date of the notice of redemption or in such other manner as the board of directors of the Corporation in its sole discretion may deem equitable.

5. NOTICE AND VOTING

     The holders of the Class E Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at any such meeting. The approval of the holders of the Class E Preferred Shares to delete or vary any rights, privilege, restriction or condition attaching to the Class E Preferred Shares as a class or any other matter requiring the approval or consent of the holders of the Class E Preferred Shares, as a class, may be given by at least two-thirds (2/3rds) of the votes cast at a meeting of the holders of the Class E Preferred Shares duly called for the purpose and held upon at least twenty-one (21) days' notice.

6. PREFERENTIAL RIGHTS

     The Class A subordinate voting shares and the Class B multiple voting shares of the Corporation shall rank junior to the Class E Shares and shall be subject in all respects, to the rights, privileges, restrictions and limitations attaching to the Class E Shares.


                               * * * * * * * * * *

                                   EXHIBIT "5"

                            CLASS F PREFERRED SHARES

     The shares without par value designated, as a class, Class F Preferred Shares (the "Class F Preferred Shares") shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions.

1. The Class F Preferred Shares may at any time and from time to time be issued in one (1) or more series, each series to consist of such number of shares as may, before the issue thereof, be fixed by resolution of the board of directors of the Corporation.

2. The board of directors of the Corporation shall by resolution duly passed before the issue of any Class F Preferred Shares of any series, determine the designation, rights, privileges, restrictions and conditions to be attached to the Class F Preferred Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or amount of preferential dividends, the date or dates and place or places of payment thereof, the consideration and the terms and conditions of any purchase for cancellation or redemption thereof, conversion or exchange rights (if any), the terms and conditions of any share purchase plan or sinking fund and the restrictions (if any) respecting payment of dividends on any shares ranking junior to the Class F Preferred Shares.

3. The Class F Preferred Shares of each series shall, with respect to priority in payment of dividends and the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs be entitled to a preference over the Class A Subordinate Voting Shares and Class B Shares or any of them, and over any other shares ranking junior to the Class F Preferred Shares and the Class F Preferred Shares of each series may also be given such other preferences over the Class A Subordinate Voting Shares and Class B Shares or any of them, and any other shares ranking junior to the Class F Preferred Shares as may be determined as to the respective series authorized to be issued.

4. The Class F Preferred Shares of each series shall rank on a parity with the Class F Preferred Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

5. The holders of the Class F Preferred Shares of each series shall be entitled to receive and the Corporation shall pay thereon as and when declared by the board of directors out of the monies of the Corporation properly applicable to the payment of dividends, preferential dividends, at such rate and on such date or dates as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the Class F Preferred Shares of such series, payable either in cash or in shares, or partly in one and partly in the other. Cheques of the Corporation payable at par at any branch of the Corporation's banker for the time being in Canada shall be issued in respect of cash dividends.

6. In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Class F Preferred Shares of each series shall be entitled to receive for each Class F Share held by them, respectively, a sum equivalent to the result obtained when the stated capital account for the Class F Preferred Shares of such series its divided by the number of issued and outstanding Class F Preferred Shares of such series together with all dividends (if any) unpaid thereon up to the date of distribution before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A Subordinate Voting Shares and Class B Shares or any of them, or shares of any other class ranking junior to the Class F Preferred Shares. After payment to holders of the Class F Preferred Shares of each series of the amount so payable to them they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

7. Subject to the provisions of clause 6 and subject to the rights, privileges, restrictions and conditions attaching to the Class F Preferred Shares of any series, the Corporation may at any time or times purchase (if obtainable) for cancellation all or any part of the Class F Preferred Shares of any series outstanding form time to time in the market (including purchase through or from an investment dealer or firm holding membership on a recognized stock exchange) or by invitation for tenders addressed to all the holders of record of the Class F Preferred Shares of such series outstanding at the lowest price or prices at which, in the opinion of the directors, such shares are obtainable but not exceeding the price at which, at the date of purchase, such shares are redeemable as provided in clause 8 without reference to the price payable by the Corporation pursuant to any compulsory purchase or retirement obligation imposed upon the Corporation (including accrued and unpaid preferential dividends as provided in the said clause 8) and costs of purchase. If upon any invitation for tenders under the provisions of this clause the Corporation receives tenders of Class F Preferred Shares of such series at the same lowest price which the Corporation is willing to pay in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Class F Preferred Shares of such series so tendered which the Corporation determines to purchase at such price shall be purchased at nearly as may be pro rata (disregarding fractions) in proportion to the number of Class F Preferred Shares of such series so tendered by each of the holders of Class F Preferred Shares of such series who submitted tenders at the said same lowest price.

8. Subject to the rights, privileges, restrictions and conditions attaching to the Class F Preferred Shares of any series, the Corporation may upon giving notice as hereinafter provided redeem at any time the whole or from time to time any part of the then outstanding Class F Preferred Shares of any series on payment for each shares to be redeemed of a sum equivalent to the result obtained when the stated capital account for the Class F Preferred Shares of such series is divided by the number of issued and outstanding shares of such series together with such premium (if any) as the directors may determine or may have determined by the resolution provided for in clause 2 determining the rights, privileges, restrictions and conditions attaching to the shares of such series together with all declared and unpaid dividends (if any) thereon up to the date fixed for redemption.

9. In any case of redemption of Class F Preferred Shares of any series under the provision of clause 8 the Corporation shall, at least ten (10) days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of Class F Preferred Shares of such series to be redeemed, a notice in writing of the intention of the Corporation to redeem such last mentioned shares. Such notice shall be mailed in an envelope, postage prepaid, addressed to each such shareholder at his address as it appears on the books of the Corporation or in the event of the address of any such shareholder not so appearing then to the lastknown address of such shareholder, provided, however, the accidental failure or omission to give any such notice (1) or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the redemption price and the date of which redemption is to take place and if part only of the Class F Shares of such series held by the persons to whom it is addressed is to be redeemed the number thereof so to be redeemed. On or after the date so specified for redemption the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class F Preferred Shares of such series to be redeemed the redemption price thereof on presentation and surrender, at the registered office of the Corporation or any other place within Canada designated in such notice, of the certificates representing the Class F Preferred Shares of such series so called for redemption. Such payment shall be made by cheques payable at par at any branch of the Corporation's bankers for the time being in Canada. If a part only of the Class F Preferred Shares of such series represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. On the date fixed for redemption, the Class F Preferred Shares of such series to be redeemed are thereupon redeemed and cancelled as of the date so fixed for redemption and the holders thereof have no rights whatsoever against the Corporation in respect of the presentation of certificates representing the Class F Preferred Shares of such series to be redeemed, payment of the redemption price therefor without interest.

10. The holders of Class F Preferred Shares shall be entitled to receive copies of the annual financial statements of the Corporation and the auditors' report thereon to be submitted to the shareholders of the Corporation at annual meetings but the holders of Class F Preferred Shares shall not be entitled as such, except as hereinafter and in the Business Corporations Act specifically provided, to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting but shall be entitled to receive notice of meetings of shareholder of the Corporation called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

11. The approval of the holders of the Class F Preferred Shares to delete or vary any rights, privilege, restriction or condition attaching to the Class F Preferred Shares as a class or any other matter requiring the approval or consent of the holders of Class F Preferred Shares, as a class, may be given by at least two-thirds (2/3) of the votes cast at a meting of the holders of the Class F Preferred Shares duly called for the purpose and held upon at least twenty-one (21) days' notice.


                                   XXXXXXXXXX

                       CLASS F PREFERRED SHARES, SERIES 1


     The first series of Class F Preferred Shares designated as Non-Voting, Non-Participating, Redeemable, Convertible, Cumulative, Preferred Shares, Series 1 (the "Class F, Series 1 Shares") shall consist of an unlimited number of shares with a stated value of $1.00 each, and, in addition to the rights, privileges, restrictions and conditions attached to the Preferred Shares as a class, shall have attached thereto rights, privileges, restrictions and conditions substantially as hereinafter set forth, that is to say:

1. DIVIDENDS

     1.1 Payment of Dividends The holders of the Class F, Series 1 Shares shall be entitled to receive, and the Corporation shall pay thereon, as and when declared by the Board of Directors of the Corporation out of monies of the Corporation properly applicable to the payment of dividends, cumulative preferential cash dividends in lawful money of Canada at the rate of 6(cent) per share, payable annually on dates to be fixed from time to time by resolution of the Board of Directors, before any dividend is paid on or set apart for the Class A Subordinate Voting Shares or the Class B Multiple Voting Shares or any of them or shares of any other class ranking junior to the Class F, Series 1 Shares.

     1.2 Method of Payment Cheques payable in lawful money of Canada at par at any branch in Canada of the Corporation's bankers for the time being shall be issued in respect of the dividends on the Class F, Series 1 Shares, (less any tax required to be withheld by the Corporation). The mailing from the Corporation's head office of such cheque to a holder of Class F, Series 1 Shares shall be deemed to be payment of the dividends represented by a cheque which has not been presented to the Corporation's bankers for payment or that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation. Notwithstanding the foregoing, the amount of the said dividends (less any tax required to be withheld by the Corporation) may be deposited directly into an account with a deposit-taking institution designated by the holder of Class F, Series 1 Shares, provided that the Corporation has received a written direction to make such deposit at least ten days prior to the record date for such dividend, in such form as the Corporation may prescribe from time to time and provided that such direction has not been revoked by a subsequent written notice received not less than ten days prior to the record date for the next dividend payment.

     1.3 Cumulative Payment of Dividends If on any dividend payment date the dividends accrued to such date are not paid in full on all of the Class F, Series 1 Shares then outstanding, such dividends, or the unpaid part thereof, shall be paid on a subsequent date or dates determined by the Board of Directors of the Corporation on which the Corporation shall have sufficient monies properly applicable to the payment of such dividends. The holders of the Class F, Series 1 Shares shall not be entitled to any dividends other than or in excess of the cumulative preferential cash dividends herein provided for.

2. REDEMPTION

     2.1 Redemption Privilege The Corporation may redeem at any time the whole or from time to time any part of the then outstanding Class F, Series 1 Shares on payment for each share to be redeemed of the sum of $1.00 per Class F, Series 1 Share together in each case with all cumulative preferential dividends accrued and unpaid thereon up to the date of redemption (the "Redemption Price").

     2.2 Partial Redemption In case a part only of the Class F, Series 1 Shares is at any time to be redeemed, the shares so to be redeemed on a pro rata basis, disregarding fractions, according to the number of Class F, Series 1 Shares held by each of the registered holders thereof. If a part only of the Class F, Series 1 Shares represented by any certificate shall be redeemed, a new certificate representing the balance of such shares shall be issued to the holder thereof at the expense of the Corporation upon presentation and surrender of the first mentioned certificate.

3. PURCHASE BY THE CORPORATION

     3.1 Purchase for Cancellation The Corporation may, at any time or from time to time, purchase for cancellation all or any part of the outstanding Class F, Series 1 Shares for a price not exceeding the sum of $1.00 per Class F, Series 1 Share, together with unpaid accrued cumulative preferential dividends.


4. CONVERSION PRIVILEGES

     4.1 Rights of Conversion The Class F, Series 1 Shares or any of them, may, upon and subject to the terms and conditions hereinafter set forth, be converted at any time by the holder or holders thereof into fully paid shares of the Corporation as the same shall be constituted at the time of conversion, on the basis of one (1) Class A subordinate Voting Shares and one (1) Class B Multiple Voting Shares; or two (2) Class A Subordinate Voting Shares, for each ninety-eight (98) Class F, Series 1 Shares; provided, however, that, in the event of liquidation, dissolution or winding-up of the Corporation, such right of conversion shall cease and expire at noon on the business day next preceding the date of such liquidation, dissolution or winding-up.

     4.2 Conversion Procedure A holder of Class F, Series 1 Shares desiring to convert his Class F, Series 1 Shares into Class A Subordinate Voting Shares and/or Class B Multiple Voting Shares in accordance with the foregoing shall surrender the certificate or certificates representing his Class F, Series 1 Shares so to be converted to the registered office of the Corporation or to the transfer agent for the time being of such Class F, Series 1 Shares accompanied by a request in writing for such conversion (specifying the class or classes of shares into which he desires his Class F, Series 1 Shares to be converted) with his signature thereon verified, as the directors of the Corporation may from time to time require, and thereupon there shall be issued to such holder by the Corporation, as fully paid and non-assessable, the number of Class A Subordinate Voting Shares and/or Class B Multiple Voting Shares to which he shall be entitled upon such conversion.

     4.3 Loss of Dividend Payment in cash or adjustment in respect of unpaid cumulative dividends on Class F, Series 1 Shares so converted (at the option of the Corporation) shall be made upon any such conversion.

     4.4 Anti-Dilution If the number of outstanding Class F, Series 1 Shares or Class A Subordinate Voting Shares, or Class B Multiple Voting Shares shall, prior to the exercise by the holder of any Class F, Series 1 Shares of his aforesaid conversion right, be subdivided or consolidated, the number of Class A Subordinate Voting Shares and Class B Multiple Voting Shares into which such holder may convert his Class F, Series 1 Shares shall be proportionately increased or reduced, as the case may be.

     4.5 Continuing Right to Alter Capital Nothing contained in the foregoing provisions regarding the conversion of Class F, Series 1 Shares into Class A Subordinate Voting Shares and Class B Multiple Voting Shares shall be deemed in any way to limit or restrict the rights of the Corporation from time to time to take such lawful proceedings as it may deem advisable for the increase or reduction in its Class F, Series 1 Shares or Class A Subordinate Voting Shares, or Class B Multiple Voting Shares or otherwise in any other manner changing or dealing with the capital of the Corporation or the shares thereof, the rights in respect of such conversions being exercisable in respect of Class F, Series 1 Shares, and of Class A
     Subordinate Voting Shares and Class B Multiple Voting Shares of the Corporation as they may from time to time be constituted respectively, subject only to the express provisions hereinbefore contained.

5. LIQUIDATION, DISSOLUTION OR WINDING UP

     In the event of any liquidation, dissolution or winding up of the Corporation, voluntary or involuntary, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Class F, Series 1 Shares shall be entitled to receive from the property and assets of the Corporation, a sum equal to $1.00 plus an amount equal to all dividends accrued and unpaid thereon to the date of payment, the whole before any amount shall be paid by the Corporation or any property or assets of the Corporation shall be distributed to holders of junior shares. After payment to the holders of the Class F, Series 1 Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

6. APPROVAL OF MODIFICATION

     The approval or consent of the holders of Class F, Series 1 Shares with respect to any matters referred to herein may be given, and (subject to the rights of holders of Class FPreferred Shares as a class) the number of Class F, Series 1 Shares may be changed, and the rights, restrictions, conditions and limitations attaching to the Class F, Series 1 Shares may be modified, varied, dealt with or affected, by a resolution passed at a meeting of the holders of Class F, Series 1 Shares, by not less than 66-2/3% of the votes cast at such meeting. To call such a meeting, all of the provisions of the by-laws or the Articles of Incorporation of the Corporation or as may be required by law relating in any manner to the holding of general meetings of the Corporation or to proceedings thereat or to the rights of members at or in connection therewith shall mutatis mutandis apply, except that only holders of Class F, Series 1 Shares shall be entitled to notice of or to vote at such meetings.

7. NOTICE PROVISION

     7.1 General In any case where the provisions attached to the Class F, Series 1 Shares requires notice to be given by the Corporation to the holders of such shares, accidental failure or omission to give such notice to one or more holders shall not affect the validity of the action with respect to which the notice is being given, but upon such failure or omission being discovered notice shall be given forthwith to such holder or holders and shall have the same force and effect as if given in due time.

8. INTERPRETATION

     In the event that any date on which any dividend on the Class F, Series 1 Shares, is payable by the Corporation, or on or by which any other action is required to be taken by the Corporation hereunder, is not a business day, then such dividend shall be payable, or such other action shall be required to be taken, on or by the next succeeding date that is a Business Day.




                               * * * * * * * * * *

                                   EXHIBIT "6"

                           SERIES 1 PREFERENCE SHARES

     The Series 1 Preference Shares designated as Non-Voting, Not-Participating, Redeemable, Cumulative, Series 1 Preference Shares (the "Series 1 Shares") shall consist of an unlimited number of shares without par value with a stated value of $0.28, shall have attached thereto rights, privileges, restrictions and conditions substantially as hereinafter set forth, that is to say:

1. DIVIDENDS

     1.1 Payment of Dividends

     The holders of the Series 1 Shares shall be entitled to receive and the Corporation shall pay thereon as and when declared by the Board of Directors out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential cumulative cash dividends at the rate of 3% of the stated value per Series 1 Share, payable annually on dates in each fiscal year of the Corporation to be fixed from time to time by resolution of the Board of Directors. The holders of the Series 1 Shares shall not be entitled to any dividend other than or in excess of the said dividends herein provided.

     1.2 Preferential Cumulative Dividend

     No dividends shall at any time be declared or paid on or set apart for the Class A subordinate voting shares, the Class B multiple voting shares or any shares of any other class ranking junior to the Series 1 Shares unless all dividends up to and including the dividend payable for the last completed fiscal year of the Corporation on the Series 1 Shares then issued and outstanding shall have been declared and paid or provided for at the date of such declaration or payment or setting aside.

2. LIQUIDATION, DISSOLUTION OR WINDING-UP

     In the event of liquidation, dissolution or winding-up of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Series 1 Shares shall be entitled to receive for each such share a sum equivalent to the result obtained when the stated capital account for the Series 1 Shares is divided by the number of issued and outstanding Series 1 Shares, together with all unpaid cumulative dividends, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A subordinate voting shares, the Class B multiple voting shares, or shares of any other class ranking junior to the Series 1 Shares. After payment to the holders of the Series 1 Shares of the amount so payable to them as above provided they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

3. PURCHASE FOR CANCELLATION

     The Corporation may at any time or times purchase for cancellation out of capital pursuant to the provisions of the Business Corporations Act, the whole or any part of the Series 1 Shares, at the lowest price at which, in the opinion of the directors, such shares are obtainable, but not exceeding the redemption price of the Series 1 Shares as hereinafter specified.

4. REDEMPTION

     The Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or part of the outstanding Series 1 Shares out of capital pursuant to the Business Corporations Act on payment for each share to be redeemed of a sum equivalent to the result obtained when the stated capital account for the Series 1 Shares is divided by the number of issued and outstanding Series 1 Shares together with all unpaid cumulative dividends thereon, whether or not declared up to the date fixed for redemption. Not less than thirty day's notice in writing of such redemption shall be given by mailing such notice to the registered holders of the shares to be redeemed, specifying the date and place or places of redemption. On or after the dates so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Series 1 Shares to be redeemed the redemption price thereof on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the certificates representing the Series 1 Shares called for redemption. If a part only of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, the Series 1 Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Series 1 Shares to deposit the redemption price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in any chartered bank or any trust company in Canada, named in such notice, to be paid without interest to or to the order of the respective holders of such Series 1 Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same, and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Series 1 Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively.

     In the event that only part of the Series 1 Shares is at any time to be redeemed, the shares so to be redeemed shall be selected pro rata (disregarding fractions) from among the holders of record thereof as at the date of the notice of redemption or in such other manner as the board of directors of the Corporation in its sole discretion may deem equitable.

5. NOTICE AND VOTING

     The holders of the Series 1 Shares shall not be entitled as such (except as hereinafter specifically provided) to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at any such meeting. The holders of the Series 1 Shares shall, however, be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof.

6. PREFERENTIAL RIGHTS

     The Class A subordinate voting shares and the Class B multiple voting shares of the Corporation shall rank junior to the Series 1 Shares and shall be subject in all respects, to the rights, privileges, restrictions and limitations attaching to the Series 1 Shares.







                               * * * * * * * * * *

                                   EXHIBIT "7"

                                 SPECIAL SHARES


     The special shares without par value designated, as a class, Special Shares, shall have attached thereto as a class the following rights, privileges, restrictions, and conditions.



1.   The Special Shares shall not be entitled to receive any dividends.

2. In the event of the liquidation, dissolution or winding up of the Corporation or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Special Shares shall be entitled to receive for each Special Share held by them, respectively, a sum equivalent to the result obtained when the stated capital amount for the Special Shares is divided by the number of issued and outstanding Special Shares, the whole before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares, or Class F Shares. After payment to the holders of Special Shares of the amount so payable to them they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

3. The Special Shares, or any of them, may be redeemed at any time by the Corporation with the consent of the holders thereof at a sum equivalent to the result obtained when the stated capital account for the Special Shares is divided by the number of issued and outstanding Special Shares.

4. The holders of the Special Shares shall be entitled to receive notice of and to attend at any meeting of shareholders of the Corporation, except meetings at which only holders of a specified class of shares are entitled to vote, and shall be entitled to one (1) vote thereat for each Special Share held.

5. The stated capital of all of the 500,000 Special Shares shall be the aggregate sum of $1,500.